Exhibit 10.1

FORM OF EMPLOYEE NON-QUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT, dated                    is made by and between Southwest Water Company, a Delaware corporation (the “Company”), and                            , an employee of the Company or a Subsidiary of the Company (the “Employee”).

WHEREAS, the Company wishes to afford the Employee the opportunity to purchase shares of its $.01 par value common stock (the “Common Stock”); and

WHEREAS, the Company wishes to carry out the Second Amended and Restated Southwest Water Company Stock Option Plan (the “Option Plan”) (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

WHEREAS, the Committee of the Company’s Board of Directors (the “Committee”), appointed to administer said Option Plan, has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the non-qualified option (the “Option”) provided for herein to the Employee as an inducement to join and remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I	DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meanings specified below unless the context clearly indicates to the contrary.  The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.1 - Code

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

Section 1.2- Company

“Company” shall mean Southwest Water Company.  In addition, “Company” shall mean any corporation assuming, or issuing new employee stock options in substitution for, the Option in a transaction to which Section 425(a) of the Code applies.

Section 1.3 - Director

“Director” shall mean a member of the Board of Directors or a member of the Board of Directors of a Subsidiary, as the same may be constituted from time to time.

Section 1.4 - Officer

“Officer” shall mean an officer of the Company as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended, as such Rule may be amended in the future.

Section 1.5 - Option

“Option” shall mean the non-qualified option to purchase Common Stock of the Company granted under this Agreement.

Section 1.6 – Option Plan

“Option Plan” shall mean the Second Amended and Restated Southwest Water Company Option Plan, as amended from time to time.

Section 1.7 - Parent Corporation

“Parent Corporation” shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.8 - Secretary

“Secretary” shall mean the Secretary of the Company.

Section 1.9 - Securities Act

“Securities Act” shall mean the Securities Act of 1933, as amended.

Section 1.10 - Subsidiary

“Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.11 - Termination of Employment

“Termination of Employment” shall mean the time when the employee-employer relationship between the Employee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, removal, death or retirement, but excluding any termination where there is a simultaneous reemployment or continuing employment by the Company, a Parent Corporation or a Subsidiary.  The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment.

ARTICLE II	GRANT OF OPTION

Section 2.1 - Grant of Option

In consideration of the Employee’s agreement to remain in the employ of the Company, its Parent Corporations or its subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Employee the option to purchase any part or all of an aggregate of                    shares of its $.01 par value Common Stock upon the terms and conditions set forth in this Agreement.

Section 2.2 - Purchase Price

The purchase price of the shares of stock covered by the option shall be                 per share without commission or other charge.

Section 2.3 - Consideration to Company

In consideration of the granting of this Option by the Company, the Employee agrees to render faithful and efficient services to the Company, a Parent Corporation or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted.  Nothing in this Agreement or in the Option Plan shall confer upon the Employee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

Section 2.4 - Adjustments in Option

In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger (including reincorporation effected by means of merger), consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Employee’s proportionate interest shall be maintained as before the occurrence of such event.  Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share.  Any such adjustment made by the Committee shall be final and binding upon the Employee, the Company and all other interested persons.

ARTICLE III	PERIOD OF EXERCISABILITY

Section 3.1 - Commencement of Exercisability

(a)           The Option shall become exercisable in five (5) cumulative installments as follows:

(i) The first installment shall consist of one-fifth (1/5th) of the shares covered by the Option and shall become exercisable on the first anniversary of the date of grant of the Option (the “First Anniversary Date”);

(ii) The second installment shall consist of one-fifth (1/5th) of the shares covered by the Option and shall become exercisable on the first anniversary of the First Anniversary Date (the “Second Anniversary Date”);

(iii) The third installment shall consist of one-fifth (1/5th) of the shares covered by the Option and shall become exercisable on the first anniversary of the Second Anniversary Date (the “Third Anniversary Date”);

(iv) The fourth installment shall consist of one-fifth (1/5th) of the shares covered by the Option and shall become exercisable on the first anniversary of the Third Anniversary Date (the “Fourth Anniversary Date”); and

(v) The fifth installment shall consist of one-fifth (1/5th) of the shares covered by the Option and shall become exercisable on the first anniversary of the Fourth Anniversary Date (the “Fifth Anniversary Date”).

(b)           Excluding Saturdays, Sundays, and nationally recognized holidays, if the Optionee is absent from employment for any reason other than vacation for an aggregate period exceeding sixty (60) days during the annual period between the date of grant of the Option and the First Anniversary Date, or any successive Anniversary Date and the following Anniversary Date, then the latter Anniversary Date shall be postponed by the number of all such days of absence.

(c)           No portion of the option, which is unexercisable at Termination of Employment of the Employee, shall thereafter become exercisable.

Section 3.2 - Duration of Exercisability

The installments provided for in Section 3.1 are cumulative.  Each such installment, which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3 - Expiration of Option

The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a)           The expiration of seven (7) years and one (1) day from the date the Option was granted; or

(b)           The time of the Employee’s Termination of Employment unless such Termination of Employment results from his death, retirement, disability or being discharged not for good cause; or

(c)           The time of the Employee’s Termination of Employment with good cause, including, but not by way of limitation, a termination by reason of conduct which the Committee determines to have been knowingly fraudulent, deliberately dishonest, disloyal, or willful misconduct; or

(d)           The expiration of three (3) months from the date of the Employee’s Termination of Employment by reason of his retirement or his being discharged not for good cause, unless the Employee dies within said three (3) month period; or

(e)           The expiration of one (1) year from the date of the Employee’s Termination of Employment by reason of his disability; or

(f)            The expiration of one (1) year from the date of the Employee’s death; or

(g)           The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company’s assets or 80% or more of the Company’s then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Committee waives this provision in connection with such transaction.  At least ten (10) days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Committee shall give the Employee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3.

Section 3.4 - Acceleration of Exercisability

In the event of the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company’s assets or 80% or more of the Company’s then outstanding voting stock, or the liquidation or dissolution of the Company, the Committee may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide by resolution, adopted prior to such event and incorporated in the notice referred to in Section 3.3(g), that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a); provided, however, that this acceleration of exercisability shall not take place if:

(a)           This Option becomes unexercisable under Section 3.3 prior to said effective date;

(b)           In connection with such an event, provision is made for an assumption of this Option or a substitution therefor of a new option by an employer corporation or a parent or subsidiary of such corporation; or

(c)           The Option has been granted to an Officer or Director, the exercise would occur in whole or in part within one (1) year after such Option was granted and the Committee in its absolute discretion determines that acceleration of exercisability is undesirable.

The Committee may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction and determinations regarding whether provisions for assumption or substitution have been made in accordance with subsection (b) above.

ARTICLE IV	EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

During the lifetime of the Employee, only he may exercise the Option or any portion thereof.  After the death of the Employee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Employee’s personal representative or by any person empowered to do so under the Employee’s will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

Any exercisable portion of the Option or the entire option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than one hundred (100) shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

Section 4.3 - Manner of Exercise

The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary’s office of all of the following prior to the time when such exercisable option or portion thereof becomes unexercisable under Section 3.3:

(a)           Notice in writing signed by the Employee, or such other person then entitled to exercise the Option or portion thereof, stating that the option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee; and

(b)           The payment to the Company for the aggregate Option exercise price of the shares to which the Option or portion thereof is being exercised; in:

(i) Cash (or check); or

(vi) Shares of the Company’s Common Stock owned by the Employee duly endorsed for transfer to the Company, or issuable to the Employee upon exercise of the Option, with a fair market value (as determined under Section 4.2(b) of the Option Plan) on the date of delivery equal to the aggregate exercise price of the shares to which such Option or portion is exercised; or

(vii) With the consent of the Committee, a full recourse promissory note bearing interest (of at least such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee.  The Committee may also prescribe the form of such note and the security to be given for such note.  The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

(viii) Any combination of the consideration provided in the foregoing subparagraphs (i), (ii) and (iii); and

(c)           The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under Federal, state or local law in connection with the exercise of the Option; with the consent of the Committee, shares of the Company’s Common Stock owned by the Employee duly endorsed for transfer, or issuable to the Employee upon exercise of the Option, valued in accordance with Section 4.2(b) of the Option Plan at the date of Option exercise, may be used to make all or part of such payment; and

(d)           A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Employee or other person then entitled to exercise such Option or portion thereof, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Employee or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above.  The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other Federal or state securities laws or regulations.  Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares.  Share certificates evidencing stock issued on exercise of this option shall bear an appropriate legend referring to the provisions of this subsection (d) and the agreements herein.  The written representation and agreement referred to in the first sentence of this subsection (d) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

(e)           In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 4.4 - Conditions to Issuance of Stock Certificates

The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company.  Such shares shall be fully paid and non-assessable.  The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the option or portion thereof prior to fulfillment of all of the following conditions:

(a)           The admission of such shares to listing on all stock exchanges, if any, on which such class of stock is then listed; and

(b)           The completion of any registration or other qualification of such shares under any state or Federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

(c)           The obtaining of any approval or other clearance from any state or Federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

(d)           The payment to the Company of all amounts which it is required to withhold under Federal, state or local law in connection with the exercise of the option; and

(e)           The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5 - Rights as Stockholder

The holder of the Option shall not be, nor shall such holder have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until a certificate or certificates representing such shares shall have been issued by the Company to such holder.

ARTICLE V	OTHER PROVISIONS

Section 5.1 - Administration

The Committee shall have the power to interpret the Option Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Option Plan as are consistent therewith and to interpret, amend or revoke any such rules.  All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons.  No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Option Plan or the Option.  The Board of Directors shall have no right to exercise any of the rights and duties of the Committee under the Option Plan and this Agreement.

Section 5.2 - Transfer Restrictions

Neither the Option nor any interest or right therein or part thereof shall be subject to or liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.3 - Shares to Be Reserved

The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4 - Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto.  By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him.  Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.5 - Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6 - Construction

This Agreement shall be administered, interpreted and enforced under the laws of the State of California.

Section 5.7 – Conformity to Security Laws

This Agreement and the Option granted hereunder are intended to conform to the extent necessary with all provisions of the Securities Act, the Securities Exchange Act of 1934, as amended, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3.  Notwithstanding anything herein to the contrary, the Option may be exercised, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Option granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

SOUTHWEST WATER COMPANY

By:
Anton C. Garnier, CEO

The Employee,                                       ,

By signing this Agreement, accepts all

Terms and conditions herein.

Dated:	, 20

(Employee Signature)

Employee’s Taxpayer Identification Number:

Shares Awarded:

Award Date:

Exercise Price: